DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
The Lexington Growth and Income Fund appreciated by 17.57%* for the six months ended June 30, 1997. This compares to a 15.52% return for the average growth and income fund monitored by Lipper Analytical Services, Inc. during the period.

       After the brief 10% correction in March and April, the bull market in stocks resumed with a record setting run. For the second quarter, the unmanaged Standard & Poor's 500 Stock Price Index (S&P 500) recorded a 17.5% total return, its best quarterly showing since the first quarter of 1987. For the first half, the S&P 500 is up 20.5%, ahead of the first half pace of both 1995 and 1996. Driving this strong performance is a familiar cast of characters: stable growth, low inflation, strong corporate earnings, and a favorable supply and demand for stocks. The slowing of the economy in the second quarter from the very strong growth in the fourth and first quarter, simply added fuel to the fire. The sharp reduction in the federal budget deficit, and the likelihood of a balanced budget agreement in Congress that would include a capital gains tax cut, only adds to the impression that we find ourselves in "equity nirvana."

       Valuation continues to be a problem for the stock market. At the beginning of the quarter, stocks were overvalued in relation to bonds by 15%. Despite the sharp rise in prices, stocks remain overvalued by only 15%, reflecting the decline in 30 year Treasury Bond yields from 7% to 6.5%. Apparently, most investors have accepted the very positive environment and priced it into stocks. As we have said before, valuation is not a good timing tool; rather, it alerts investors to a higher level of risk in the market. As long as the key movers to this bull market remain intact, namely, good economic growth with low inflation and strong corporate earnings, market overvaluation will likely remain a concern, but not a critical issue.

       In this environment of high equity valuation, we have chosen not to maintain large cash reserves, choosing instead to focus on the valuation of individual stocks. Earnings are always an important determinant of stock performance, and in today's investment environment it is even more important. We continue to focus our stock selection on those stocks that demonstrate positive earnings and price momentum along with reasonable valuation. This has led us to opportunistically increase the Fund's weighting in technology and maintain a significant exposure to the drug, oil service and financial sectors.

       We believe the second quarter economic slowdown is likely to be reversed in the second half of the year. Our company contacts suggest that manufacturing activity remains strong, and the consumer certainly has the income and confidence to accelerate spending. Reflecting this outlook we have increased our exposure to the retail sector and to the paper and aluminum industries which have lagged the general market and offer good value.

       If we are correct, and economic growth regains momentum reaccelerates in the second half, the market's current sanguine view towards Federal Reserve policy and interest rates may be tested in the months ahead. While that may unsettle the markets, we expect the concerns to be temporary and that the outlook as we move into 1998 will continue to be generally positive.

       We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

                             Sincerely,


/s/ Alan H. Wapnick                                /s/ Robert M. DeMichele
------------------------------                     -----------------------------
Alan H. Wapnick                                    Robert M. DeMichele
Portfolio Manager                                  President
August, 1997                                       August, 1997

*32.58%, 17.50% and 11.33% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)


     Number                                                         Value
    of Shares                       Security                      (Note 1)
--------------------------------------------------------------------------------
             COMMON STOCKS: 98.9%

             BANKING: 4.0%
  36,000     Citicorp ..........................................    $ 4,340,250
  85,500     Union Planters Corporation ........................      4,435,312
                                                                    -----------
                                                                      8,775,562
                                                                    -----------
             CAPITAL EQUIPMENT: 8.2%
  74,600     Boeing Company             ` ......................      3,958,462
  72,500     Dover Corporation .................................      4,458,750
  90,400     Ingersoll-Rand Company ............................      5,582,200
  85,000     Sealed Air Corporation ............................      4,037,500
                                                                    -----------
                                                                     18,036,912
                                                                    -----------
             CONSTRUCTION: 0.0%
     729     Morrison Knudsen Corporation .......................         4,556
                                                                    -----------
             CONSUMER DURABLE GOODS: 2.0%
  57,000     Perkin-Elmer Corporation ..........................      4,535,062
                                                                    -----------
             CONSUMER NONDURABLE GOODS: 3.4%
  77,400     Crown Cork &Seal Company, Inc. ....................      4,136,062
  65,800     Kimberly-ClarkCorporation .........................      3,273,550
                                                                    -----------
                                                                      7,409,612
                                                                    -----------
             ELECTRICAL & ELECTRONICS: 9.4%
   108,000   Adaptec, Inc.1 ....................................      3,753,000
   203,000   Data GeneralCorporation1 ..........................      5,278,000
    51,900   Honeywell, Inc. ...................................      3,937,913
    93,000   Seagate Technology, Inc.1 .........................      3,272,438
   173,000   Structural Dynamics Research
               Corporation1 ....................................      4,546,656
                                                                    -----------
                                                                     20,788,007
                                                                    -----------
             ENERGY SOURCES: 11.4%
    65,000   BJServices Company1 ...............................      3,485,625
    80,700   Diamond Offshore Drilling, Inc.1 ..................      6,304,688
    51,800   Mobil Corporation .................................      3,619,525
    33,000   Texaco, Inc. ......................................      3,588,750
   124,500   Tosco Corporation .................................      3,727,219
   101,850   Williams Companies, Inc. ..........................      4,455,938
                                                                    -----------
                                                                     25,181,745
                                                                    -----------
             FINANCIAL SERVICES: 16.8%
    63,000   Ace, Ltd. .........................................      4,654,125
   141,000   Conseco, Inc. .....................................      5,217,000
    97,000   Federal National Mortgage Association .............      4,231,625
    69,000   Foremost Corporation of America ...................      4,131,375
   102,000   NAC Re Corporation ................................      4,934,250
    74,000   NationsBankCorporation ............................      4,773,000
    84,000   Norwest Corporation ...............................      4,725,000
    57,000   St.Paul Companies, Inc. ...........................      4,346,250
                                                                    -----------
                                                                     37,012,625
                                                                    -----------
             HEALTH & PERSONAL CARE: 11.6%
    62,000   Bristol-Myers Squibb Company ......................      5,022,000
    56,000   Medtronic, Inc. ...................................      4,536,000
    53,400   SmithKline Beecham Plc (ADR) ......................      4,892,775
    80,000   United Healthcare Corporation .....................      4,160,000
    55,200   Warner-Lambert Company ............................      6,858,600
                                                                    -----------
                                                                     25,469,375
                                                                    -----------
             HOUSEHOLD PRODUCTS: 2.3%
    35,100   Procter & Gamble Company ..........................      4,957,875
                                                                    -----------
             MATERIALS: 5.4%
    55,600   Georgia Pacific Corporation .......................      4,746,850
    98,000   James River Corporation of Virginia ...............      3,626,000
    50,000   Reynolds Metals Company ...........................      3,562,500
                                                                    -----------
                                                                     11,935,350
                                                                    -----------
             MEDICAL PRODUCTS & SUPPLIES: 2.0%
    67,800   Johnson & Johnson .................................      4,364,625
                                                                    -----------
             MERCHANDISING: 10.5%
   211,200   Borders Group, Inc.1 ..............................      5,095,200
   128,000   Costco Companies, Inc. ............................      4,212,000
   124,000   Gap, Inc. .........................................      4,820,500
    89,000   Rite Aid Corporation ..............................      4,438,875
   100,000   Safeway, Inc.1 ....................................      4,612,500
                                                                    -----------
                                                                     23,179,075
                                                                    -----------
             MULTI-INDUSTRY: 4.4%
    50,800   AlliedSignal, Inc. ................................      4,267,200
    76,500   Tyco International, Ltd. ..........................      5,321,531
                                                                    -----------
                                                                      9,588,731
                                                                    -----------

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

    Number of                                                      Value
     Shares                         Security                      (Note 1)
--------------------------------------------------------------------------------

             REAL ESTATE: 2.0%
    91,000   Equity Residential Properties Trust ...............   $  4,322,500
                                                                   ------------
             SERVICES: 3.3%
   126,200   Service Corporation ...............................      4,148,825
    98,100   Waste Management, Inc. ............................      3,151,463
                                                                   ------------
                                                                      7,300,288
                                                                   ------------
             TRANSPORTATION: 2.2%
    69,300   Union Pacific Corporation .........................      4,885,650
                                                                   ------------
             TOTAL INVESTMENTS:  98.9%
             (cost $163,221,224+)(Note 1) ......................   $217,747,550
             Other assets in excess of liabilities:
                 1.1% ..........................................      2,471,562
                                                                   ------------
             TOTAL NET ASSETS:  100.0%
             (equivalent to $21.80 per share on
               10,101,830 shares outstanding) ..................   $220,219,112
                                                                   ============
-----------
1 Non-income producing security.
ADR--American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments, at value
  (cost $163,221,224) (Note 1) .............................        $217,747,550
Cash .......................................................           2,708,940
Receivable for shares sold .................................             178,802
Dividends and interest receivable ..........................             211,601
                                                                    ------------
  Total Assets .............................................        $220,846,893
                                                                    ------------
LIABILITIES
Due to Lexington Management Corporation
  (Note 2) .................................................             228,392
Payable for shares redeemed ................................             160,538
Accrued expenses ...........................................             238,851
                                                                    ------------
  Total Liabilities ........................................             627,781
                                                                    ------------
NET ASSETS (equivalent to $21.80 per share on
  10,101,830 shares outstanding) (Note 4) ..................        $220,219,112
                                                                    ============
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000
  shares, $.001 par value per share ........................        $     10,102
Additional paid-in capital (Note 1) ........................         150,238,562
Undistributed net investment income
  (Note 1) .................................................             152,309
Accumulated net realized gain on
  investments (Note 1) .....................................          15,291,813
Unrealized appreciation of investments .....................          54,526,326
                                                                    ------------
  TOTAL NET ASSETS .........................................        $220,219,112
                                                                    ============




LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
Dividends ...................................................        $ 1,382,909
Interest ....................................................            236,724
                                                                     -----------
                                                                       1,619,633
Less: foreign tax expense ...................................              7,476
                                                                     -----------
    Total investment income ...................................................        $ 1,612,157

EXPENSES
  Investment advisory fee (Note 2) ..........................            672,681
  Distribution expense (Note 3) .............................            257,045
  Transfer agent and shareholder
    servicing expense (Note 2) ..............................            117,558
  Accounting expenses (Note 2) ..............................             74,419
  Printing and mailing expenses .............................             33,086
  Registration fees .........................................             24,824
  Professional fees .........................................             24,746
  Custodian expense .........................................             13,146
  Computer processing fees ..................................             10,025
  Directors' fees and expenses ..............................              8,156
  Other expenses ............................................             22,384
                                                                     -----------
        Total expenses ........................................................          1,258,070
                                                                                       -----------
        Net investment income .................................................            354,087

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 5)
Net realized gain on
  investments .................................................................         12,208,982
Net change in unrealized appreciation on
  investments .................................................................         20,834,222
                                                                                       -----------
Net realized and unrealized gain on
  investments .................................................................         33,043,204
                                                                                       -----------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .............................................................        $33,397,291
                                                                                       ===========

   The Notes to Financial Statements are an integral part of these statements.


LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                              Six months
                                                 ended          Year ended
                                             June 30, 1997      December 31,
                                              (unaudited)          1996
                                             -------------     ------------

Net investment income                            $ 354,087        $ 712,927
Net realized gain from security
  transactions                                  12,208,982       14,853,714
Net change in unrealized
  appreciation of investments                   20,834,222       22,564,960
                                              ------------     ------------
  Net increase in net assets
    resulting from operations                   33,397,291       38,131,601
Distributions to shareholders from
  net investment income                           (201,778)      (1,197,624)
Distributions to shareholders from
  net realized gains from security
  transactions                                        --        (11,924,849)
Increase (decrease) in net assets from
  capital share transactions
  (Note 4)                                     (13,285,469)      36,399,400
                                              ------------     ------------
  Net increase in net assets                    19,910,044       61,408,528

NET ASSETS:
  Beginning of period                          200,309,068      138,900,540
                                              ------------     ------------
  End of period (including undistributed
  net investment income of $152,309
  and $0, respectively)                       $220,219,112     $200,309,068
                                              ============     ============

The Notes to Financial Statements are an integral part of this statement.



LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

       INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

       FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

       DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

       USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER
   TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1997, LMC haagreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1997.

     The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $168,890 which were incurred by the Fund, but paid by LMC.

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

3.  DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1997 were $257,045 and are set forth in the statement of operations.

4. CAPITAL STOCK

Transactions in capital stock were as follows:

                            Six months ended
                              June 30, 1997               Year ended
                               (unaudited)             December 31, 1996
                          ---------------------      ---------------------
                          Shares       Amount        Shares        Amount
                         --------    -----------    ---------    ----------
Shares sold ..........  1,032,369  $  20,732,390    3,754,824 $  69,417,382
Shares issued on
  reinvestment of
  dividends...........      8,374        173,590      615,141    11,475,109
                        ---------   ------------    ---------  ------------
                        1,040,743     20,905,980    4,369,965    80,892,491
Shares redeemed ...... (1,729,121)   (34,191,449)  (2,423,985)  (44,493,091)
                        ---------   ------------    ---------  ------------
  Net increase
  (decrease)..........   (688,378)  $(13,285,469)   1,945,980  $ 36,399,400
                        ---------   ------------    ---------  ------------

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $92,822,512 and $101,091,324, respectively. At June 30, 1997 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $55,719,887 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,193,561.

6.  INVESTMENT AND CONCENTRATION RISK

The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

================================================================================
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                          Six months ended                   Year ended December 31,
                                                            June 30, 1997
                                                             (unaudited)      1996            1995             1994         1993
                                                          ------------------------------------------------------------------------
Net asset value, beginning of period .....................   $  18.56       $  15.71        $  14.36        $  16.16      $  16.25
                                                             --------       --------        --------        --------      --------
Income (loss) from investment operations:
  Net investment income ..................................       0.04           0.07            0.22            0.17          0.21
  Net realized and unrealized gain (loss) on investments .       3.22           4.08            3.00           (0.68)         1.94
                                                             --------       --------        --------        --------      --------
Total income (loss) from investment operations ...........       3.26           4.15            3.22           (0.51)         2.15
Less distributions:
  Dividends from net investment income ...................      (0.02)         (0.13)          (0.22)          (0.16)        (0.21)
  Distributions from net realized gains ..................         --          (1.17)          (1.65)          (0.91)        (2.03)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ......................        --             --              --             (.22)           --
                                                             --------       --------        --------        --------      --------
Total distributions ......................................      (0.02)         (1.30)          (1.87)          (1.29)        (2.24)
                                                             --------       --------        --------        --------      --------
Net asset value, end of period ...........................   $  21.80       $  18.56        $  15.71        $  14.36      $  16.16
                                                             ========       ========        ========        ========      ========
Total return .............................................     38.60%*        26.46%          22.57%          (3.11%)       13.22%
Ratios to average net assets:
  Expenses ...............................................      1.21%*         1.13%           1.09%           1.15%         1.29%
  Net investment income . ................................      0.34%*         0.43%           1.38%           1.06%         1.20%
Portfolio turnover rate ..................................     92.47%*       101.12%         159.94%          63.04%        93.90%
Average commission paid per share on equity
  securities transactions**...............................   $   0.07       $   0.07              --              --            --
Net assets at end of period (000's omitted) ..............   $220,219       $200,309        $138,901        $124,829      $134,508

 *Annualized.
**In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
GROWTH AND INCOME FUND, INC.


INVESTMENT ADVISER
-------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



--------------------------------------------------------------------------------
ALL SHAREHOLDER REQUESTS FOR SERVICES OF
ANY KIND SHOULD BE SENT TO:

TRANSFER AGENT
-----------------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

OR CALL TOLL FREE:
SERVICE AND SALES: 1-800-526-0056
24 HOUR ACCOUNT INFORMATION:
1-800-526-0052
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
-------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



--------------------------------------------------------------------------------
                                    LEXINGTON
--------------------------------------------------------------------------------




================================================================================

                                    LEXINGTON
                                     GROWTH
                                       AND
                                     INCOME
                                   FUND, INC.

--------------------------------------[ ]---------------------------------------

                       Seeks capital appreciation over the
                        long term through investments in
                        the stocks of large, ably managed
                          and well financed companies.

--------------------------------------[ ]---------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================